                                                                   EXHIBIT 10.16


                       TRANSFER AND ASSIGNMENT AGREEMENT


                             WHEREAS, AMMANN LASERTERTECHNIK A.G. of Palmensteg
4, CH-8580 Amriswil, Switzerland ("ALAG"), is the owner of Switzerland Patent CH 672839 A5 issued on December 29, 1989, inventor Hans-Rudolf Ammann, entitled "LASERSTRAHL-NIVELLIERGERAET"; Switzerland Patent CH 680019 A5, inventor Hans-Rudolf Ammann issued on NEIGUNGSMESSGERAET UND LASERSTRAHL-NIVELLIERGERAET MIT DIESEM NEIGUNGSMESSGERAET and Switzerland Patent CH 684227 A5 issued July 29, 1994 inventor Hans-Rudolf Ammann entitled "LASERSTRAHL-EMPFANGSVORRICHTUNG ZU EINEM KANALBAULASERGERAET", and the inventions embodied therein, and all patents and patent applications based on, derived from and counterparts thereof, identified in Schedule A attached hereto and incorporated herein by reference; and

                             WHEREAS, DAVID WHITE, INC. a Wisconsin corporation
having a place of business at 11711 River Lane, Germantown, Wisconsin ("DWI"), has agreed to acquire from ALAG all patents, and patent applications identified in Schedule A and ALAG has agreed to transfer to DWI, such patents, patent applications, and inventions.

                             NOW, THEREFORE, for good and valuable
consideration in connection with the Ammann Lasertechnik AG Supply Agreement and the David White, Inc. Supply Agreement of even date herewith between DWI and ALAG and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ALAG hereby sells, assigns and transfers to DWI, its successors and assigns, ALAG's entire right, title and interest in and to the patents, patent applications, and inventions covered thereby and improvements thereto, any and all continuations, divisions, continuations-in-part, extensions or reissues thereof, together with all rights, interests and obligations running toward or granted to ALAG under any previously executed assignment agreements between the inventor of each invention embodied in each patent or application therefor listed on Schedule A attached hereto, restricted, however, to those patents belonging to the same patent group as the three Swiss patents listed above, and ALAG or any of its predecessors in title; and together with any and all claims and demands ALAG or its predecessors may have, at law or in equity, whether presently known, unknown, accrued or to accrue, arising out of past or present infringements of such patents, including the right to recover all claims for damages and compensation. Such right, title and interest shall be held and enjoyed by DWI, its successors and assigns, as fully and entirely as the same would have been held and enjoyed by ALAG if this assignment and sale had not been made.

                             ALAG further hereby sells and assigns to DWI its
United States and foreign rights to said inventions and designs in all patent granting countries of the world, including the right to file applications or obtain patents for said inventions in its own name in said countries under the terms of the Paris Convention for the Protection of Intellectual Property, together with all of ALAG's rights of priority and all other rights under any and all international agreements to which the United States adheres. ALAG hereby authorizes and requests any official, whose duty it is to issue in any country a patent or patents on said inventions or improvements, to issue patent or patents to DWI or its nominees, successors, or assigns.

                             ALAG further agrees that it will, at any time and
from time to time upon request of DWI and without further remuneration, promptly provide to DWI all pertinent facts and documents relating to each invention, patent, and patent applications, as may be known and accessible to ALAG, and promptly execute and deliver to DWI or its legal representatives any and all papers, instruments or affidavits that may be required to effect the intent of this assignment or to vest in DWI full right, title and interest in and to the respective patents or applications therefor listed on Schedule A attached hereto, or to maintain and enforce such patents and patent applications.

                             ALAG hereby covenants and warrants that the rights
and property herein conveyed are free and clear of any encumbrances, that it has full right to convey the entire interest herein assigned. ALAG further represents that it owns all rights conveyed hereunder, that it has not previously sold, assigned, or otherwise transferred any interest in said invention and improvements, or in said patent or patent applications, and that it has not executed and will not at any time in the future execute any agreement in conflict herewith.

                             IN TESTIMONY WHEREOF, ALAG has caused this
assignment to be signed by its duly authorized officers and its seal to be attached as of the 31st day of May, 1995.


                                         AMMANN LASERTECHNIK AG
INDUSTRIES, INC.                         By:         \s\
(CORPORATE SEAL)                            ----------------------------
                                         Name:_____________________________
                                         Title: _______________________

                                         ATTEST:

                                         _____________________________
                                                     Secretary


Switzerland

Zurich

    Before me, a notary of the country and city aforesaid, personally appeared ____________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the _________________ of AMMANN LASERTECHNIK AG, that he knows the seal of said corporation, that the seal affixed to the foregoing instrument is that seal, that it was so affixed by authority of the Board of Directors of said corporation, and that, by like authority, he executed the foregoing instrument for the purposes therein stated, by signing the name of the corporation by himself as __________________.

   IN WITNESS HEREOF, I hereunto set my hand and seal of my office on this _____ day of _______, 1995.

        (Seal)
                                         __________________________
                                                          Notary Public



My Commission Expires: ___________________




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

                                   SCHEDULE A


                 UNITED STATES PATENTS AND PENDING APPLICATIONS

                                                                     Patents
                                                                     -------

   Patent No.         Issue Date            Inventor                 Title
 -------------   --------------------   -----------------   ----------------------

 4,854,703       August 8, 1989         Hans-Rudolf         LASER BEAM LEVELLING
                                        Ammann              INSTRUMENTS
 5,148,018       September 15, 1992     Hans-Rudolf         LASER BEAM LEVELLING DEVICE
                                        Ammann




                        Pending U.S. Patent Application

   Serial No.         Filing Date           Inventor                 Title
 -------------   --------------------   -----------------   ----------------------
 08/088,210
                 --------------------   -----------------   ----------------------


                   FOREIGN PATENTS AND PENDING APPLICATIONS
                   ----------------------------------------

                                                           Patents
                                                           -------


     Patent No.           Issue Date             Inventor                Title
 -----------------   --------------------   -----------------   ----------------------
 CH 672839 A5        December 29, 1989      Hans-Rudolf         LASERSTRAHL-NIVELLIERGERAET
 (Switzerland)                              Ammann

 FR 2609797 A1       July 22, 1988          Hans-Rudolf         NIVEAU A FAISCEAU LASER
 (France)                                   Ammann

 CH 680019 A5        May 29, 1992           Hans-Rudolf         NEIGUNGSMESSGERAET UND
 (Switzerland)                              Ammann              LASERSTRAHL-NIVELLIERGERAET MIT
                                                                DIESEM NEIGUNGSMESSGERAET

 CH 684227 A5        July 29, 1994          Hans-Rudolf         LASERSTRAHL-EMPFANGSVORRICHTUNG
 (Switzerland)                              Ammann              ZU EINEM KANALBAULASERGERAET

 DE 9309883 U1       December 23, 1993                          LASERSTRAHL-EMPFANGSVORRICHTUNG
 (Germany)                                  ---------------     ZU EINEM KANALBAULASERGERAET

                      Pending Foreign Patent Applications

     Serial No.           Filing Date            Inventor                Title
 -----------------   --------------------   -----------------   ----------------------

 DE 3738954 A1       July 28, 1988          Hans-Rudolf         LASERSTRAHL - NIVELLIERGERAET
 (Germany)                                  Ammann

 JP 63265111 A2      November 1, 1988       Hans-Rudolf         LASER-BEAM LEVEL MEASURING
 (Japan)                                    Ammann              INSTRUMENT

 SE 8800094 A        July 20, 1988          Hans-Rudolf         LASERSTRALE -
 (Sweden)                                   Ammann              NIVELLERGINGSAPPARAT

 DE 4106114 A1       October 2, 1991        Hans-Rudolf         LASERSTRAHL - NIVELLIERGERAET
 (Germany)                                  Ammann

 JP 4350513 A2       December 4, 1992       Hans-Rudolf         INSTRUMENT FOR LEVEL OF LASER
 (Japan)                                    Ammann              LIGHT RAY

 SE 9100669 A        September 28, 1991     Hans-Rudolf         AVVAEGNINGSANORDNING AV
 (Sweden)                                   Ammann              LASERTYP

 JP 6167341 A2       June 14, 1994          Hans-Rudolf         LASER BEAM-RECEIVING DEVICE FOR
 (Japan)                                    Ammann              WATERCOURSE-CONSTRUCTION LASER
                                                                APPARATUS





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